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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------


        Date of Report (Date of Earliest Event Reported): March 22, 1999


                              MEDIAONE GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        1-8611                                           84-0926774
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(Commission File Number)                    (I.R.S. Employer Identification No.)


188 INVERNESS DRIVE WEST                                       80112
ENGLEWOOD, COLORADO
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(Address of Principal Executive offices)                     (Zip Code)


                                 (303) 858-3000
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               (Registrant's Telephone Number, Including Area Code


                                       N/A
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          (Former Name or Former Address, if changed Since Last Report)

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NY2:\379949\01\856501!.DOC\62634.0016

Item 5.           Other Events.

         On March 21, 1999, MediaOne Group, Inc. ("MediaOne") and Comcast Corporation ("Comcast") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which MediaOne will be merged with and into Comcast, with Comcast being the surviving corporation of such merger (the "Merger"). Upon consummation of the Merger, the separate corporate existence of MediaOne will cease, and the existing stockholders of MediaOne will become stockholders of Comcast in accordance with the terms of the Merger Agreement.

         The consideration will consist of newly issued shares of Comcast's Class A Special Common Stock, par value $1.00 per share ("Comcast Common Stock"), having an aggregate value of approximately $60 billion. At the effective time of the Merger, each outstanding share of MediaOne Common Stock, par value $.01 per share, will be converted into the right to receive 1.1 shares of Comcast Common Stock (subject to adjustment to account for the previously announced 2 for 1 split of Comcast Common Stock).

         The consummation of the Merger is subject to certain conditions, including approval by the stockholders of each of MediaOne and Comcast. Pursuant to the Merger Agreement, MediaOne and Comcast will prepare and file a joint proxy statement/ prospectus to be mailed to stockholders in connection with calling meetings of the stockholders of MediaOne and Comcast to vote on the Merger.

         In addition to stockholder approval, the Merger is subject to, among other conditions, the receipt of all necessary regulatory approvals, including approvals from the Federal Communications Commission and pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         While the Merger Agreement prohibits MediaOne from soliciting competing acquisition proposals, MediaOne may, subject to compliance with the terms of the Merger Agreement and payment of a $1.5 billion fee to Comcast, accept a superior proposal within 45 days.

         In connection with the proposed Merger, MediaOne is amending its Amended and Restated Rights Agreement, dated as of June 12, 1998, to exclude Comcast's acquisition of MediaOne stock pursuant to the Merger Agreement from the definition of a "15% Stockholder" included therein.



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
Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.    Exhibit
-----------    -------

2.1 Agreement and Plan of Merger, dated as of March 22, 1999, by and between MediaOne Group, Inc. and Comcast Corporation

4.1 Form of Amendment No. 1 to Amended and Restated Rights Agreement, dated as of June 12, 1998, by and between MediaOne Group, Inc. and State Street Bank and Trust Company

99.1           Press Release dated March 22, 1999



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MEDIAONE GROUP, INC.

                                          By: /s/ Stephen E. Brilz
                                              ----------------------------------
Date:  March 22, 1999                         Name: Stephen E. Brilz
                                              Title: Assistant Secretary



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
                                  EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

2.1 Agreement and Plan of Merger, dated as of March 22, 1999, by and between MediaOne Group, Inc. and Comcast Corporation

4.1 Form of Amendment No. 1 to Amended and Restated Rights Agreement, dated as of June 12, 1998, by and between MediaOne Group, Inc. and State Street Bank and Trust Company

99.1           Press Release dated March 22, 1999













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